UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2009

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TEMECULA VALLEY BANCORP INC.
(Exact name of Registrant as specified in its charter)

California	001-33897	46-0476193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
28046 Del Rio Road Suite C Temecula, California	92590
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (949) 497-0290

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 – Bankruptcy or Receivership.

On November 6, 2009, Temecula Valley Bancorp Inc., a California corporation (the “Company”), filed a voluntary petition for relief pursuant to Chapter 7 of Title 11 of the United States Code in the United States Bankruptcy Court for the Central District of California, Bankruptcy Case No. 6:09-bk-36828-PC.

The interim bankruptcy trustee is Helen Frazer, 12800 Center Court Drive, Suite 300, Cerritos, California 90703. The trustee was appointed on November 6, 2009 and will be responsible for the wind-up of the Company’s business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMECULA VALLEY BANCORP INC.

Date:	November 9, 2009	By:	/s/ NEIL M. CLEVELAND
Neil M. Cleveland
Chairman of the Board